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                   Strategic Partners Asset Allocation Funds
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                    Supplement dated January 9, 2003 to the
            Prospectus and Statement of Additional Information (SAI)
                           dated September 27, 2002.

   The following information amends the section of the Prospectus entitled 'How to Buy, Sell and Exchange Shares of the Funds--Waiving Class C's Initial Sales Charge' and amends the section of the SAI entitled 'Purchase, Redemption and Pricing of Fund Shares--Waiver of Initial Sales Charge--Class C Shares.' The information in this Supplement supersedes any contrary information that may be contained either in the Prospectus or in the SAI.

     Limited Offer. For a limited time that begins January 13, 2003, investors can purchase Class C shares of the Funds without an initial sales charge. Consequently, you may purchase Class C shares of the Funds at their next calculated net asset value. The Limited Offer is expected to continue until the aggregate amount of Class C shares sold pursuant to the Limited Offer amounts to approximately $50 million. The Limited Offer period may be shortened or extended at the Funds' discretion.

   The Limited Offer is open to all investors, except those investors with accounts maintained, administered or otherwise sponsored by Prudential Retirement Services, wrap accounts, and PruChoice accounts. In addition, the Limited Offer does not apply to investors who purchase Class C shares through certain unaffiliated brokers without paying the initial sales charge and to Class C shares of a Fund that are acquired through an exchange from any other Strategic Partners Fund.

MFSP504C2